For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Large Co. Growth Equity Investments

1.	Issuer:  VISA

2.	Date of Purchase: March 18, 2008

3.      Date offering commenced: March 18, 2008

4.	Underwriters from whom purchased:  JP Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate:  UBS

6.	Aggregate principal amount or number of shares purchased:  91,300 shares

7.	Aggregate principal amount or total number of shares of offering:
        406,000,000 shares

8.	Purchase price (net of fees and expenses):  $44.00

9.	Initial public offering price:  $44.00

10.	Commission, spread or profit:  1.26%

11. Have the following conditions been satisfied?                 YES   NO

a.   The securities are part of an issue registered under the       X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first    X
     day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the     X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.           X

e.   The commission, spread or profit was reasonable and fair in    X
     relation to that being received by others for underwriting similar securities during the same period.

f The issuer of the securities and any predecessor have been in X continuous operations for not less than three years.

g    The amount of such securities purchased by the Fund and all    X
     investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect participant X in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Jeffrery Van Harte			Date:  	April 8, 2008
Print Name: Jeffrey Van Harte



For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investment

1.	Issuer:  Citigroup Inc. (CUSIP 172967572)

2.	Date of Purchase: January 18, 2008

3.      Date offering commenced: January 18, 2008

4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.

5.	Affiliated Underwriter managing or participating in syndicate: Merrill
        Lynch, UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $33,000

7.	Aggregate principal amount or total number of shares of offering:
        $130,000,000

8.	Purchase price (net of fees and expenses):  $25.00

9.	Initial public offering price:  $25.00

10.	Commission, spread or profit:  $0.7875

11.  Have the following conditions been satisfied?                YES   NO

a.    The securities are part of an issue registered under the     X
      Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the first X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more than the   X
      price paid by each other purchaser in the offering.

d.    The underwriting was a firm commitment underwriting.         X

e. The commission, spread or profit was reasonable and fair in X relation to that being received by others for underwriting similar securities during the same period.

f.    The issuer of the securities and any predecessor have been   X
      in continuous operations for not less than three years.

g The amount of such securities purchased by the Fund and all X investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
      participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	April 8, 2008
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investment

1.	Issuer:  Wachovia Corporation (CUSIP 92903EF5)

2.	Date of Purchase: February 5, 2008

3.      Date offering commenced: February 5, 2008

4.	Underwriters from whom purchased:  Wachovia Capital Markets LLC

5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $6,400,000

7.	Aggregate principal amount or total number of shares of offering:
        $3,500,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  1.00%

11.  Have the following conditions been satisfied?                YES  NO

a.    The securities are part of an issue registered under the     X
      Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
      first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more than the   X
      price paid by each other purchaser in the offering.

d.    The underwriting was a firm commitment underwriting.         X

e. The commission, spread or profit was reasonable and fair in X relation to that being received by others for underwriting similar securities during the same period.

f.    The issuer of the securities and any predecessor have been   X
      in continuous operations for not less than three years.

g The amount of such securities purchased by the Fund and all X investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
      participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	March 7, 2008
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.

1.	Issuer:   Verizon Communications
2.	Date of Purchase:  February 7, 2008
3.      Date offering commenced:  February 7, 2008
4.	Underwriter(s) from whom purchased:  J.P. Morgan
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:
        275,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        1,750,000,000
8.	Purchase price per unit or share (net of fees and expenses):  99.051
9.	Initial public offering price per unit or share:  99.051
10.	Commission, spread or profit: 0.875%


11. Have the following conditions been satisfied?                YES     NO

a.  The securities are part of an issue registered under Securities
    Act                                                          _____  __X__

    of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.  The securities were purchased prior to the end of the first day
    on which any sales are made (or, if a rights offering, the   ___X___ _____
    securities were purchased on or before the fourth day preceding the day on which the offering terminated)

c.  The securities were purchased at a price not more than the   ___X___ _____
    price paid by each other purchaser in the offering or any concurrent offering.

d.  The underwriting was a firm commitment underwriting.	___X___	______

e.  The commission, spread or profit was reasonable and fair in
    relation to that being received by others for underwriting 	___X___	______
    similar securities during the same period.

f.  The issuer of the securities and any predecessor has been
    in continuous operation for not less than three years.	___X___	______

g.  The amount of such securities purchased by the Fund and     ___X___	______
    all other accounts over which the Adviser (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter benefited directly or indirectly
    from the purchase.		                                ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	April 14, 2008
Print Name: Steve Goldman



For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   MetLife Capital Trust X
2.	Date of Purchase:  April 1, 2008      3.  Date offering commenced:
        April 1, 2008
4.	Underwriter(s) from whom purchased:  Deutsche Bank AG
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:
        300,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        750,000,000
8.	Purchase price per unit or share (net of fees and expenses):  100.00
9.	Initial public offering price per unit or share:  100.00
10.	Commission, spread or profit: 1.00%

11.	Have the following conditions been satisfied?              YES    NO
        a. The securities are part of an issue registered under ______ __X___ Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities
           (as defined in section 2(a)(16) of the 1940 Act).

        b. The securities were purchased prior to the end of the __X___	______
           first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not more than __X__	______
           the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	 __X___	_____

       e.  The commission, spread or profit was reasonable and  __X___	_____
           fair in relation to that being received by others for underwriting similar securities during the same period.

      f.   The issuer of the securities and any predecessor has __X___	______
           been in continuous operation for not less than three years.

      g.   The amount of such securities purchased by the Fund  __X___	______
           and all other accounts over which the Adviser
           (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

      h.   No Affiliated Underwriter benefited directly or      __X___	______
           indirectly from the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	June 12, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   Verizon Communications
2.	Date of Purchase:  April 1, 2008
3.      Date offering commenced:  April 1, 2008
4.	Underwriter(s) from whom purchased:  Deutsche Bank AG
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:
        275,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        1,500,000,000
8.	Purchase price per unit or share (net of fees and expenses):  99.479
9.	Initial public offering price per unit or share:  99.479
10.	Commission, spread or profit: 0.35%

11.     Have the following conditions been satisfied?              YES    NO
        a. The securities are part of an issue registered under _____ __X__ Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

        b.  The securities were purchased prior to the end of    __X___	_____
            the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c. The securities were purchased at a price not more than __X___ _____ the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	___X___	______

       e.  The commission, spread or profit was reasonable and  __X___	______
           fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor     ___X___	______
           has been In continuous operation for not less than three years.

       g.  The amount of such securities purchased by the Fund  ___X___	______
           and all other accounts over which the Adviser (or
           Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.		        ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 8, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investment

1.	Issuer:  Banc of America Corp. (CUSIP 060505DT8)

2.	Date of Purchase: April 24, 2008

3.      Date offering commenced: April 24, 2008

4.	Underwriters from whom purchased:  Banc of America Securities LLC

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $1,500,000

7.	Aggregate principal amount or total number of shares of offering:
        $4,000,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  1.00%

11.  Have the following conditions been satisfied?            YES   NO

     a.	The securities are part of an issue registered         X
        under the Securities Act of 1933 that is being offered to the public.

     b. The securities were purchased prior to the end of      X
        the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

     c. The securities were purchased at a price not more      X
        than the price paid by each other purchaser in the offering.

     d  The underwriting was a firm commitment underwriting.   X

     e. The commission, spread or profit was reasonable        X
        and fair in relation to that being received by others for underwriting similar securities during the same period.

     f. The issuer of the securities and any predecessor have X been in continuous operations for not less than three years.

     g  The amount of such securities purchased by the Fund    X
        and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed
        25% of the principal amount of the offering sold.

     h. No Affiliated Underwriter was a direct or indirect     X
        participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	May 7, 2008
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   CHUBB Corporation
2.	Date of Purchase:  May 1, 2008
3.      Date offering commenced:  May 1, 2008
4.	Underwriter(s) from whom purchased:  Smith Barney
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:
        150,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        600,000,000
8.	Purchase price per unit or share (net of fees and expenses):  98.814
9.	Initial public offering price per unit or share:  98.814
10.	Commission, spread or profit: 0.875%

11.	Have the following conditions been satisfied?             YES     NO
        a.  The securities are part of an issue registered       _____ ___X__
            under Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

        b.  The securities were purchased prior to the end of    __X___	______
            the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not more     __X___	______
           than the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	___X___	______

       e.  The commission, spread or profit was reasonable and  ___X___	______
           fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor     ___X___	______
           has been in continuous operation for not less than three years.

       g.  The amount of such securities purchased by the Fund  ___X___	______
           and all other accounts over which the Adviser (or
           Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.		        ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 8, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   Simon Property Group
2.	Date of Purchase:  May 12, 2008
3.      Date offering commenced:  May 12, 2008
4.	Underwriter(s) from whom purchased:  Deutsche Bank AG
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:
        725,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        800,000,000
8.	Purchase price per unit or share (net of fees and expenses):  98.886
9.	Initial public offering price per unit or share:  98.886
10.	Commission, spread or profit: 0.45%

11.	Have the following conditions been satisfied?            YES   NO
        a.  The securities are part of an issue registered     _____ ___X___
            under Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
            2(a)(16) of the 1940 Act).

        b.  The securities were purchased prior to the end     ___X___	______
            of the first day on which any sales are made
            (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not more   ___X___	______
           than the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.___X___	______

       e.  The commission, spread or profit was reasonable     ___X___	______
           and fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor
           has been in continuous operation for not less than
           three years.                         		___X___	______

       g.  The amount of such securities purchased by the       ___X___	______
           Fund and all other accounts over which the Adviser
           (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h. No Affiliated Underwriter benefited directly or
          indirectly from the purchase.	                	___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 8, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   Telecom Italia Capital
2.	Date of Purchase:  May 28, 2008
3.      Date offering commenced:  May 28, 2008
4.	Underwriter(s) from whom purchased:  Lehman Brothers
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:
        275,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        1,000,000,000
8.	Purchase price per unit or share (net of fees and expenses):
        100.00
9.	Initial public offering price per unit or share:  100.00
10.	Commission, spread or profit: 0.875%
11.	Have the following conditions been satisfied?            YES     NO
        a.  The securities are part of an issue registered     _______  __X___
            under Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

       b.   The securities were purchased prior to the end of   ___X___ ______
            the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not more    __X___  ______
           than the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	___X___	______

       e.  The commission, spread or profit was reasonable      ___X___	______
           and fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor
           has been in continuous operation for not less than
           three years.		                                ___X___	______

       g.  The amount of such securities purchased by the       ___X___	______
           Fund and all other accounts over which the Adviser
           (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.		        ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 8, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   Cox Communications
2.	Date of Purchase:  May 29, 2008
3.      Date offering commenced:  May 29, 2008
4.	Underwriter(s) from whom purchased:  J.P. Morgan
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        375,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        750,000,000
8.	Purchase price per unit or share (net of fees and expenses):  99.605
9.	Initial public offering price per unit or share:  99.605
10.	Commission, spread or profit: 0.65%

11.	Have the following conditions been satisfied?          YES    NO
        a.  The securities are part of an issue registered   ______ __X___
            under Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
            2(a)(16) of the 1940 Act).

        b.  The securities were purchased prior to the end    ___X___ ______
            of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not more   ___X___ ______
           than the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	___X___	______

       e.  The commission, spread or profit was reasonable     ___X___ ______
           and fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor
           has been in continuous operation for not less than
           three years.		                                ___X___	______

       g.  The amount of such securities purchased by the       ___X___	______
           Fund and all other accounts over which the Adviser
           (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.		        ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 17, 2008
Print Name: Steve Goldman


For period ending July 31, 2008					Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management L.P.
1.	Issuer:   Thomas Rueters
2.	Date of Purchase:  June 17, 2008
3.      Date offering commenced:  June 17, 2008
4.	Underwriter(s) from whom purchased:  Barclays
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
        450,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        1,000,000,000
8.	Purchase price per unit or share (net of fees and expenses):  99.084
9.	Initial public offering price per unit or share:  99.084
10.	Commission, spread or profit: 0.5%

11.	Have the following conditions been satisfied?          YES     NO

        a.  The securities are part of an issue registered    ______ ___X__
            under Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
            2(a)(16) of the 1940 Act).

       b.   The securities were purchased prior to the end    ___X___ ______
            of the first day on which any sales are made
            (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

       c.  The securities were purchased at a price not       ___X___ ______
           more than the price paid by each other purchaser in the offering or any concurrent offering.

       d.  The underwriting was a firm commitment underwriting.	__X___	_____

       e.  The commission, spread or profit was reasonable     ___X___	______
           and fair in relation to that being received by others for underwriting similar securities during the same period.

       f.  The issuer of the securities and any predecessor
           has been in continuous operation for not less than
           three years.	                                 	___X___	______

       g.  The amount of such securities purchased by the       ___X___	_____
           Fund and all other accounts over which the Adviser
           (or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.		        ___X___	______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman		Date:	July 8, 2008
Print Name: Steve Goldman